SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report ( Date of earliest event reported): March 12, 2003

                          VALLEY FORGE SCIENTIFIC CORP.
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

                                  PENNSYLVANIA
                              --------------------
                 (State or other jurisdiction of incorporation)

           001-10382                               23-2131580
    ---------------------                 ---------------------------
   (Commission File Number)           (IRS Employer Identification Number)

            136 Green Tree Road, Suite 100, Oaks, Pennsylvania 19456
       -------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (610) 666-7500
                               -------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

Election of Directors/Second Quarter 2003 Guidance

As is more fully described in the attached press release that is incorporated herein by reference, on March 12, 2003, Valley Forge Scientific Corp. reported the election of directors and guidance on the second quarter of fiscal year 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Items (a) and (b) are inapplicable.

(c) Exhibits

        EXHIBIT NO.             DESCRIPTION
        -----------             -----------

        99                      Valley Forge Scientific Corp. Press Release
                                Dated March 12, 2003

                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 12, 2003

                                        VALLEY FORGE SCIENTIFIC CORP



                                        By: /s/ JERRY L. MALIS
                                           -----------------------------
                                           Jerry L. Malis, President and
                                           Chief Executive Officer

                                  Exhibit Index

        EXHIBIT NO.     DESCRIPTION
        -----------     -----------

        99              Valley Forge Scientific Corp. Press Release
                        Dated March 12, 2003